UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21098

Real Estate Income Fund Inc.
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004
(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.
Smith Barney Fund Management LLC
300 First Stamford Place
Stamford, CT 06902
(Name and address of agent for service)

Registrant's telephone number, including area code: (800) 451-2010

Date of fiscal year end:  December 31
Date of reporting period: June 30, 2004

ITEM 1.  REPORT TO STOCKHOLDERS.

         The Semi-Annual Report to Stockholders is filed herewith.

--------------------------------------------------------------------------------

                                  REAL ESTATE

                                Income Fund Inc.

                              --------------------

                                [GRAPHIC OMITTED]

                                                              Semi-Annual Report
                                                              June 30, 2004

--------------------------------------------------------------------------------

================================================================================
                                 WHAT'S INSIDE
================================================================================

Letter from the Chairman ..................................................    1

Schedule of Investments ...................................................    6

Statement of Assets and Liabilities .......................................   10

Statement of Operations ...................................................   11

Statements of Changes in Net Assets .......................................   12

Notes to Financial Statements .............................................   13

Financial Highlights ......................................................   18

Financial Data ............................................................   20

Additional Shareholder Information ........................................   21

Dividend Reinvestment Plan ................................................   22

================================================================================
                            LETTER FROM THE CHAIRMAN
================================================================================

[PHOTO OMITTED]

R. JAY GERKEN, CFA

Chairman, President and
Chief Executive Officer

After a torrid second half of 2003, the equity markets took a breather in the first half of this year. Markets typically abhor uncertainty, so as the year progressed, investors grew increasingly lethargic amid questions over Iraq, global terrorism, a rise in oil prices, interest rates, inflation, and the presidential election. The good news - solid corporate earnings, the improving economy, renewed job growth, and the still low level of interest rates - largely was ignored. As a result, stock market returns for the first six months of 2004 generally were modest, as opposed to the strong, double-digit gains late last year.

The Real Estate Investment Trust(i) ("REIT") market has enjoyed a prolonged period of out-sized returns, particularly during 2003 and the first quarter of 2004. REIT shares declined sharply in April through the first half of May reflecting a variety of factors, including concerns over near-term rising interest rates. Since then, the market has rallied considerably, with total returns for the first half of 2004 of more than five percent. Property market fundamentals have, on average, bottomed out for this cycle and are beginning to improve in step with the broader economy.

Stocks continued to outpace bonds in the first half of the year. Bonds generally suffered, particularly during the spring, due to heightened worries about resurgent inflation, rising rates, and anticipation that the Federal Reserve Bank ("Fed") would begin to raise key short-term rates after a long accommodative stance on monetary policy. Indeed, the Fed edged up its federal funds target rate(ii) at the end of June to 1.25%. Over the six-month period, bonds generally experienced slightly negative returns.

After a sharp drop early in the year, by the end of the period the U.S. Consumer Confidence Index(iii) rose to levels not seen since June of 2002. The domestic unemployment rate held steady for the six-month period, but the rate of job growth slowed following a strong increase in the first three months of the year. Real (inflation-adjusted) gross domestic product (GDP)(iv) increased at an annual rate of 3.90% in the first fiscal quarter of 2004, the most recent figure available at the close of the period, down slightly from the 4.10% increase seen in the last quarter of 2003.(v)


--------------------------------------------------------------------------------
Real Estate Income Fund Inc.                                                   1

Fund Performance

The Real Estate Income Fund returned -5.33%, based on its New York Stock Exchange ("NYSE") market price and 2.71% based on its net asset value ("NAV")(vi) per share during the six-month period ended June 30, 2004. The fund's Lipper sector equity closed-end funds category average was 3.23% over the same time frame.(vii) Please note that Lipper performance returns are based on each fund's NAV.

During this six-month period, the fund distributed dividends to shareholders totaling $0.65 per share. The performance table shows the fund's six-month total return based on its NAV and market price as of June 30, 2004. Past performance is no guarantee of future results. The fund's yields will vary.

================================================================================
                                FUND PERFORMANCE
                              AS OF JUNE 30, 2004
--------------------------------------------------------------------------------
                                                           6-Month
--------------------------------------------------------------------------------
                     Price Per Share                    Total Return
--------------------------------------------------------------------------------
                      $17.99 (NAV)                          2.71%
--------------------------------------------------------------------------------
                      $16.00 (NYSE)                        -5.33%
================================================================================

All figures represent past performance and are not a guarantee of future results. Performance figures reflect fee waivers and/or expense reimbursements, if any. In the absence of fee waivers and/or expense reimbursements, if any, the total return would be reduced.

Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all dividends and/or capital gains distributions, if any, in additional shares.

Information About Your Fund

In recent months several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. The fund's Adviser and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The fund has been informed that the Adviser and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

In November 2003, Citigroup Asset Management disclosed an investigation by the Securities and Exchange Commission ("SEC") and the U.S. Attorney relating to Citigroup Asset Management's entry into the transfer agency business during 1997-1999. On July 20, 2004, Citigroup disclosed that it had been notified by the Staff of the SEC that the Staff is considering recommending a civil injunctive action and/or an administrative proceeding against certain


--------------------------------------------------------------------------------
2                                                        2004 Semi-Annual Report
advisory and transfer agent entities affiliated with Citigroup relating to the creation and operation of its internal transfer agent unit to serve primarily the Smith Barney family of mutual funds. This internal transfer agent did not provide services to the fund. Citigroup is cooperating with the SEC and will seek to resolve this matter in discussion with the SEC Staff. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the fund.

Looking for Additional Information?

The fund is traded under the symbol "RIT" and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under symbol XRITX. Barron's and The Wall Street Journal's Monday editions carry closed-end fund tables that will provide additional information. In addition, the fund issues a quarterly press release that can be found on most major financial websites as well as www.citigroupassetmanagement.com.

In a continuing effort to provide information concerning the fund, shareholders may call 1-888-735-6507, Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Time, for the fund's current net asset value, market price, and other information regarding the fund's portfolio holdings and allocations.

Thank you for your investment in the Real Estate Income Fund Inc. We appreciate that you have entrusted us to manage your money and value our relationship with you.

Sincerely,


/s/ R. Jay Gerken


R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

July 20, 2004


--------------------------------------------------------------------------------
Real Estate Income Fund Inc.                                                   3

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

Portfolio holdings and breakdowns are as of June 30, 2004 and are subject to change. Please refer to pages 6 through 9 for a list and percentage breakdown of the fund's holdings.

RISKS: Funds that invest in securities related to the real estate industry are subject to the risks of real estate markets, including fluctuating property values, changes in interest rates, and other mortgage-related risks. In addition, investment in funds that concentrate their investments in one sector or industry may involve greater risk than more broadly diversified funds.

(i) Real Estate Investment Trusts invest in real estate or loans secured by real estate and issue shares in such investments, which can be illiquid.

(ii) The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

(iii) Source: June 2004 Consumer Confidence Index, The Conference Board.

(iv) Gross domestic product is a market value of goods and services produced by labor and property in a given country.

(v) Source: Bureau of Economic Analysis, U.S. Department of Commerce, June 25, 2004.

(vi) NAV is calculated by subtracting total liabilities and outstanding preferred stock from the closing value of all securities held by the fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the fund has invested. However, the price at which an investor may buy or sell shares of the fund is at the fund's market price as determined by supply of and demand for the fund's shares.

(vii) Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the six-month period ended June 30, 2004, calculated among the 29 funds in the fund's Lipper sector equity closed-end category including the reinvestment of dividends and capital gains, if any.


--------------------------------------------------------------------------------
4                                                        2004 Semi-Annual Report

--------------------------------------------------------------------------------

Take Advantage of the Fund's Dividend Reinvestment Plan!

      As an investor in the Fund, you can participate in its Dividend Reinvestment Plan ("Plan"), a convenient, simple and efficient way to reinvest your dividends and capital gains, if any, in additional shares of the Fund. A description of the Fund's Plan begins on page 22. Below is a short summary of how the Plan works.

Plan Summary

      If you are a Plan participant who has not elected to receive your dividends in the form of a cash payment, then your dividend and capital gain distributions will be reinvested automatically in additional shares of the Fund.

      The number of common stock shares in the Fund you will receive in lieu of a cash dividend is determined in the following manner. If the market price of the common stock is equal to or exceeds 98% of the net asset value ("NAV") per share on the date of determination, you will be issued shares at a price equal to the greater of (a) 98% of the NAVper share at the close of trading on the determination date or (b) 95% of the market price per share of the Common Shares on the determination date.

      If 98% of the NAV per share at the time of valuation is greater than the market price of the common stock on the determination date, the Plan Agent will buy common stock for your account in the open market or on the New York Stock Exchange.

      If the Plan Agent begins to purchase additional shares in the open market and the market price of the shares subsequently rises above 98% of the NAV before the purchases are completed, the Plan Agent will attempt to cancel any remaining orders and the Fund will issue the remaining dividend or distribution in shares at the greater of 98% of the NAV per share at the close of trading on the Exchange on the determination date or 95% of their current market price. In that case, the number of Fund shares you receive will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares.

      To find out more detailed information about the Plan and about how you can participate, please call American Stock Transfer & Trust Company at 1-877-366-6441.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Real Estate Income Fund Inc.                                                   5

================================================================================
Schedule of Investments (unaudited)                                June 30, 2004
================================================================================

  SHARES                                      SECURITY                               VALUE
=============================================================================================
COMMON STOCK -- 69.5%
Apartments -- 9.7%
   36,500     Archstone-Smith Trust                                              $  1,070,545
  190,000     Camden Property Trust                                                 8,702,000
  185,000     Gables Residential Trust                                              6,286,300
  100,000     Mid-America Apartment Communities, Inc.                               3,789,000
  215,000     Summit Properties Inc.                                                5,512,600
---------------------------------------------------------------------------------------------
                                                                                   25,360,445
---------------------------------------------------------------------------------------------
Diversified -- 4.9%
   50,000     Crescent Real Estate Equities Co.                                       806,000
  210,000     iStar Financial Inc.                                                  8,400,000
  190,000     Lexington Corporate Properties, Inc.                                  3,782,900
---------------------------------------------------------------------------------------------
                                                                                   12,988,900
---------------------------------------------------------------------------------------------
Healthcare -- 8.9%
  174,000     Health Care Property Investors, Inc.                                  4,182,960
  280,000     Healthcare Realty Trust Inc.                                         10,494,400
   22,600     Omega Healthcare Investors, Inc.                                        226,904
  511,700     Senior Housing Properties Trust                                       8,591,443
---------------------------------------------------------------------------------------------
                                                                                   23,495,707
---------------------------------------------------------------------------------------------
Home Financing -- 1.0%
  174,000     Municipal Mortgage & Equity, LLC                                      2,530,220
---------------------------------------------------------------------------------------------
Industrial -- 3.6%
  185,000     EastGroup Properties, Inc.                                            6,228,950
  161,700     First Potomac Realty Trust                                            3,099,789
---------------------------------------------------------------------------------------------
                                                                                    9,328,739
---------------------------------------------------------------------------------------------
Industrial/Office - Mixed -- 6.2%
   50,000     Bedford Property Investors, Inc.                                      1,462,000
  207,000     Kilroy Realty Corp.                                                   7,058,700
  190,000     Liberty Property Trust                                                7,639,900
---------------------------------------------------------------------------------------------
                                                                                   16,160,600
---------------------------------------------------------------------------------------------
Lodging/Resorts -- 2.4%
  146,000     Hospitality Properties Trust                                          6,175,800
---------------------------------------------------------------------------------------------
Office -- 15.9%
  203,000     Arden Realty Group, Inc.                                              5,970,230
  177,000     CarrAmerica Realty Corp.                                              5,350,710
   72,000     Glenborough Realty Trust Inc.                                         1,321,200
  260,000     Highwoods Properties, Inc.                                            6,110,000
  848,700     HRPT Properties Trust                                                 8,495,487
  161,000     Mack-Cali Realty Corp.                                                6,662,180
   50,000     Maguire Properties, Inc.                                              1,238,500
  200,000     Prentiss Properties Trust                                             6,704,000
---------------------------------------------------------------------------------------------
                                                                                   41,852,307
---------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
6                                                        2004 Semi-Annual Report

================================================================================
Schedule of Investments (unaudited) (continued)                    June 30, 2004
================================================================================

  SHARES                                      SECURITY                               VALUE
=============================================================================================
Regional Malls -- 4.3%
  196,000     Glimcher Realty Trust                                              $  4,335,520
  148,100     The Macerich Co.                                                      7,089,547
---------------------------------------------------------------------------------------------
                                                                                   11,425,067
---------------------------------------------------------------------------------------------
Retail - Free Standing -- 1.6%
  221,900     Commercial Net Lease Realty, Inc.                                     3,816,680
   12,200     Realty Income Corp.                                                     509,106
---------------------------------------------------------------------------------------------
                                                                                    4,325,786
---------------------------------------------------------------------------------------------
Shopping Centers -- 9.0%
  250,000     Borealis Retail Real Estate Investment Trust+                         2,032,672
  330,000     Cedar Shopping Centers Inc.                                           3,791,700
  105,000     Equity One, Inc.                                                      1,898,400
  233,000     Heritage Property Investment Trust                                    6,304,980
  182,000     New Plan Excel Realty Trust, Inc.                                     4,251,520
  135,000     Ramco-Gershenson Properties Trust                                     3,271,050
   52,000     Tanger Factory Outlet Centers, Inc.                                   2,033,200
---------------------------------------------------------------------------------------------
                                                                                   23,583,522
---------------------------------------------------------------------------------------------
Specialty -- 2.0%
   25,000     Correctional Properties Trust                                           731,250
  127,000     Entertainment Properties Trust                                        4,538,980
---------------------------------------------------------------------------------------------
                                                                                    5,270,230
---------------------------------------------------------------------------------------------
              TOTAL COMMON STOCK
              (Cost -- $140,348,852)                                              182,497,323
=============================================================================================
PREFERRED STOCK -- 30.4%
Apartments -- 3.1%
              Apartment Investment and Management Co.:
   73,000       7.750% Cumulative, Class U                                          1,708,200
   75,000       9.375% Cumulative, Class G                                          1,942,500
  115,000       10.000% Cumulative, Class R                                         3,031,400
   60,000     United Dominion Realty Trust, Inc., 8.600% Cumulative
                Redeemable, Series B                                                1,560,600
---------------------------------------------------------------------------------------------
                                                                                    8,242,700
---------------------------------------------------------------------------------------------
Diversified -- 1.1%
  109,400     Crescent Real Estate Equities Co., 9.500% Cumulative
                Redeemable, Series B                                                2,881,049
---------------------------------------------------------------------------------------------
Healthcare -- 2.5%
  150,000     Health Care Property Investors, Inc., 7.100% Cumulative
                Redeemable, Series F                                                3,636,000
  115,000     Omega Healthcare Investors, Inc., 8.375% Cumulative
                Redeemable, Series D                                                2,886,500
---------------------------------------------------------------------------------------------
                                                                                    6,522,500
---------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Real Estate Income Fund Inc.                                                   7

================================================================================
Schedule of Investments (unaudited) (continued)                    June 30, 2004
================================================================================

  SHARES                                      SECURITY                               VALUE
=============================================================================================
Industrial -- 0.7%
   75,000     Keystone Property Trust, 9.125% Cumulative Redeemable, Series D    $  1,935,000
---------------------------------------------------------------------------------------------
Industrial/Office - Mixed -- 1.7%
   90,000     Bedford Property Investors, Inc., 8.750% Cumulative
                Redeemable, Series A+                                               4,446,567
---------------------------------------------------------------------------------------------
Lodging/Resorts -- 4.4%
  220,000     Boykin Lodging Co., 10.500% Cumulative, Class A                       5,764,000
   90,000     FelCor Lodging Trust Inc., 9.000% Cumulative Redeemable,
                Series B                                                            2,250,000
  105,000     Hospitality Properties Trust, 8.875% Cumulative Redeemable,
                Series B                                                            2,766,750
   26,000     LaSalle Hotel Properties, 10.250% Cumulative Redeemable,
                Series A                                                              696,150
---------------------------------------------------------------------------------------------
                                                                                   11,476,900
---------------------------------------------------------------------------------------------
Office -- 5.7%
  275,000     CarrAmerica Realty Corp., 7.500% Cumulative Redeemable,
                Series E                                                            6,954,750
              HRPT Properties Trust:
  255,600       8.750% Cumulative Redeemable, Series B                              6,722,280
   50,000       9.875% Cumulative Redeemable, Series A                              1,342,500
---------------------------------------------------------------------------------------------
                                                                                   15,019,530
---------------------------------------------------------------------------------------------
Regional Malls -- 2.9%
   85,000     Glimcher Realty Trust, 8.750% Cumulative Redeemable, Series F         2,164,848
              The Mills Corp.:
   35,000       8.750% Cumulative Redeemable, Series E                                917,350
   91,700       9.000% Cumulative Redeemable, Series B                              2,442,888
    6,000     Pennsylvania Real Estate Investment Trust, 11.000%
                Sr. Cumulative                                                        353,400
   32,700     Simon Property Group, Inc., 7.890%, Cumulative Step-Up
                Premium Rate, Series G                                              1,726,969
---------------------------------------------------------------------------------------------
                                                                                    7,605,455
---------------------------------------------------------------------------------------------
Retail - Free Standing -- 1.1%
   85,000     Commercial Net Lease Realty, Inc., 9.000% Sr. Cumulative,
                Series A                                                            2,237,200
   25,200     Realty Income Corp., 7.375% Cumulative Redeemable, Class D              640,080
---------------------------------------------------------------------------------------------
                                                                                    2,877,280
---------------------------------------------------------------------------------------------
Self Storage -- 0.4%
   35,000     Public Storage, Inc., 8.000% Cumulative, Series R                       897,750
---------------------------------------------------------------------------------------------
Shopping Centers -- 6.8%
              Developers Diversified Realty Corp.:
   25,000       8.000% Cumulative Redeemable, Class G                                 635,000
  130,000       8.600% Cumulative Redeemable, Class F                               3,360,500
  131,000     Federal Realty Investment Trust, 8.500% Cumulative Redeemable,
                Series B                                                            3,464,950
   75,000     New Plan Excel Realty Trust, Inc., 7.625% Cumulative Redeemable,
                Series E                                                            1,897,500


--------------------------------------------------------------------------------
8                                                        2004 Semi-Annual Report

================================================================================
Schedule of Investments (unaudited) (continued)                    June 30, 2004
================================================================================

  SHARES                                      SECURITY                               VALUE
=============================================================================================
Shopping Centers -- 6.8% (continued)
   65,000     Ramco-Gershenson Properties Trust, 9.500% Cumulative
                Redeemable, Series B                                             $  1,719,250
   63,000     Urstadt Biddle Properties Inc., 8.500% Sr. Cumulative,
                Series C+                                                           6,884,722
---------------------------------------------------------------------------------------------
                                                                                   17,961,922
---------------------------------------------------------------------------------------------
              TOTAL PREFERRED STOCK
              (Cost -- $77,630,692)                                                79,866,653
=============================================================================================
   FACE
  AMOUNT                                      SECURITY                               VALUE
=============================================================================================
REPURCHASE AGREEMENT -- 0.1%
 $336,000     UBS Securities LLC dated 6/30/04, 1.280% due 7/1/04;
                Proceeds at maturity -- $336,012; (Fully collateralized by
                U.S. Treasury Bonds, 5.500% to 13.250% due 8/15/13 to
                8/15/28; Market value -- $342,721) (Cost -- $336,000)                 336,000
=============================================================================================
              TOTAL INVESTMENTS -- 100.0%
              (Cost -- $218,315,544*)                                            $262,699,976
=============================================================================================

+ Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines established by the Board of Directors.
*     Aggregate cost for Federal income tax purposes is substantially the same.


--------------------------------------------------------------------------------
Real Estate Income Fund Inc.                                                   9

================================================================================
Statement of Assets and Liabilities (unaudited)                    June 30, 2004
================================================================================

ASSETS:
    Investments, at value (Cost -- $218,315,544)                                    $ 262,699,976
    Cash                                                                                      322
    Dividends and interest receivable                                                   1,600,893
    Unrealized appreciation of open interest rate swap contracts (Note 6)                 104,455
--------------------------------------------------------------------------------------------------
    Total Assets                                                                      264,405,646
--------------------------------------------------------------------------------------------------
LIABILITIES:
    Management fee payable                                                                125,326
    Interest payable on swap contracts (Note 6)                                            32,302
    Unrealized depreciation of open interest rate swap contracts (Note 6)                  26,645
    Dividends payable to Taxable Auction Rate Preferred Stockholders                        3,016
    Accrued expenses                                                                       74,633
--------------------------------------------------------------------------------------------------
    Total Liabilities                                                                     261,922
--------------------------------------------------------------------------------------------------
Series M Taxable Auction Rate Preferred Stock (2,600 shares authorized,
    issued and outstanding at $25,000 per share) (Note 5)                              65,000,000
--------------------------------------------------------------------------------------------------
Total Net Assets                                                                    $ 199,143,724
==================================================================================================
NET ASSETS:
    Par value of capital shares                                                     $      11,069
    Capital paid in excess of par value                                               154,384,803
    Undistributed net investment income                                                 1,309,850
    Accumulated net realized loss from investment transactions and swap contracts      (1,024,266)
    Net unrealized appreciation of investments, swap contracts
      and foreign currencies                                                           44,462,268
--------------------------------------------------------------------------------------------------
Total Net Assets
    (Equivalent to $17.99 per share on 11,069,242 capital shares of $0.001
    par value outstanding; 100,000,000 capital shares authorized)                   $ 199,143,724
==================================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
10                                                       2004 Semi-Annual Report

================================================================================
Statement of Operations (unaudited)
================================================================================

For the Six Months Ended June 30, 2004

INVESTMENT INCOME:
   Dividends                                                        $ 9,228,670
   Interest                                                               5,886
   Less: Foreign withholding tax                                        (14,352)
--------------------------------------------------------------------------------
   Total Investment Income                                            9,220,204
--------------------------------------------------------------------------------
EXPENSES:
   Management fee (Note 2)                                            1,195,356
   Auction participation fees (Note 5)                                   85,097
   Audit and legal                                                       67,295
   Shareholder communications                                            43,297
   Directors' fees                                                       25,461
   Stock exchange listing fees                                           11,026
   Custody                                                               10,337
   Transfer agency services                                               8,085
   Rating agency fees                                                     5,470
   Other                                                                  6,056
--------------------------------------------------------------------------------
   Total Expenses                                                     1,457,480
   Less: Management fee waiver (Note 2)                                (425,016)
--------------------------------------------------------------------------------
   Net Expenses                                                       1,032,464
--------------------------------------------------------------------------------
Net Investment Income                                                 8,187,740
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
SWAP CONTRACTS AND FOREIGN CURRENCIES (NOTES 3 AND 6):
   Net Realized Loss From:
     Investment transactions                                           (322,124)
     Swap contracts                                                    (673,481)
     Foreign currency transactions                                         (641)
--------------------------------------------------------------------------------
   Net Realized Loss                                                   (996,246)
--------------------------------------------------------------------------------
   Change in Net Unrealized Appreciation From:
     Investments                                                     (3,031,237)
     Swap contracts                                                   1,087,988
     Foreign currencies                                                    (165)
--------------------------------------------------------------------------------
   Decrease in Net Unrealized Appreciation                           (1,943,414)
--------------------------------------------------------------------------------
Net Loss on Investments, Swap Contracts and Foreign Currencies       (2,939,660)
--------------------------------------------------------------------------------
Dividends Paid to Taxable Auction Rate Preferred Stockholders
   From Net Investment Income                                          (387,733)
--------------------------------------------------------------------------------
Increase in Net Assets From Operations                              $ 4,860,347
================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Real Estate Income Fund Inc.                                                  11

================================================================================
Statements of Changes in Net Assets
================================================================================

For the Six Months Ended June 30, 2004 (unaudited) and the Year Ended December 31, 2003

                                                                        2004             2003
===================================================================================================
OPERATIONS:
   Net investment income                                            $   8,187,740    $  11,345,382
   Net realized gain (loss)                                              (996,246)       5,439,197
   Increase (decrease) in net unrealized appreciation                  (1,943,414)      48,936,469
   Dividends Paid to Taxable Auction Rate Preferred
     Stockholders from net investment income                             (387,733)        (826,346)
---------------------------------------------------------------------------------------------------
   Increase in Net Assets From Operations                               4,860,347       64,894,702
---------------------------------------------------------------------------------------------------
DISTRIBUTIONS PAID TO COMMON STOCK
SHAREHOLDERS FROM:
   Net investment income                                               (7,239,285)      (8,815,072)
   Net realized gains                                                          --       (6,785,795)
   Capital                                                                     --       (2,589,027)
---------------------------------------------------------------------------------------------------
   Decrease in Net Assets From Distributions
     Paid to Common Stock Shareholders                                 (7,239,285)     (18,189,894)
---------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 7):
   Underwriting commissions and offering expenses for the
     issuance of Taxable Auction Rate Preferred Stock (Note 5)                 --           13,177
   Net asset value of shares issued for reinvestment of dividends              --        4,417,073
---------------------------------------------------------------------------------------------------
   Increase in Net Assets From Fund Share Transactions                         --        4,430,250
---------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                                      (2,378,938)      51,135,058

NET ASSETS:
   Beginning of period                                                201,522,662      150,387,604
---------------------------------------------------------------------------------------------------
   End of period*                                                   $ 199,143,724    $ 201,522,662
===================================================================================================
*  Includes undistributed net investment income of:                 $   1,309,850    $     749,769
===================================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
12                                                       2004 Semi-Annual Report

================================================================================
Notes to Financial Statements (unaudited)
================================================================================

1. Significant Accounting Policies

The Real Estate Income Fund Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles ("GAAP"): (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets or, if there were no sales during the day, at the mean between the bid and asked prices; securities primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges; over-the-counter securities are valued on the basis of the bid price at the close of business on each day; securities listed on the NASDAQ National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price on that day, at the last sale price; securities for which market quotations are not readily available will be valued in good faith at fair value by or under the direction of the Board of Directors; (c) fixed-income securities are valued at the mean between the quoted bid and asked prices provided by an independent pricing service that are based on transactions in corporate obligations, quotations from corporate bond dealers, market transactions in comparable securities and various relationships between securities; (d) securities maturing within 60 days or less are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) gains or losses on the sale of securities are calculated by using the specific identification method; (f) dividend income is recorded by the Fund on the ex-dividend date; foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (g) interest income, adjusted for amortization of premium and accretion of discount, is recorded by the Fund on an accrual basis; (h) dividends and distributions to shareholders are recorded monthly by the Fund on the ex-dividend date for the shareholders of common stock. The holders of the Taxable Auction Rate Preferred Stock shall be entitled to receive dividends in accordance with an auction that will normally be held weekly and out of funds legally available to shareholders; (i) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian; (j) in accordance with Statement of Position 93-2 Determination, Disclosure, and Financial Statement


--------------------------------------------------------------------------------
Real Estate Income Fund Inc.                                                  13

================================================================================
Notes to Financial Statements (unaudited) (continued)
================================================================================

Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies, book/tax basis differences relating to shareholder distributions and other permanent book/tax differences are reclassified to paid-in capital at the Fund's fiscal year end. In addition, the character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from GAAP; (k) the Fund's policy is to pass through to its shareholders substantially all REIT distributions and other income it receives, less operating expenses. The character of REIT distributions received from portfolio securities held by the Fund is generally comprised of investment income, long-term capital gains, and return of REIT capital; (l) the Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (m) the net asset value of the Fund's Common Stock is determined no less frequently than the close of business on the Fund's last business day of each week (generally Friday). It is determined by dividing the value of the Fund's net assets by the total number of Common Shares outstanding; and (n) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Management Agreement and Other Transactions

Citi Fund Management Inc. ("CFM"), an affiliate of Citigroup Inc. ("Citigroup"), acts as the investment manager of the Fund. The Fund pays CFM a management fee calculated at an annual rate of 0.90% of the Fund's Managed Assets (which includes assets attributable to Fund Preferred Shares). This fee is calculated daily and paid monthly.

In addition, CFM has contractually agreed to waive a portion of its management fee in the amount of 0.32% of the Fund's Managed Assets through July 31, 2007, 0.20% of Managed Assets for the 12-month period ending July 31, 2008, and 0.10% of Managed Assets for the 12-month period ending July 31, 2009. The waiver will be eliminated on August 1, 2009. For the six months ended June 30, 2004, CFM waived a portion of its management fee amounting to $425,016.

CFM has entered into a sub-investment advisory agreement with AEW Management and Advisors, L.P. ("AEW"). AEW is primarily responsible for overseeing the day-to-day investment operations of the Fund. CFM pays AEW a fee at an annual rate equal to: (a) for the first 5 years of the Fund's operation, 0.40% of the first $100 million of the Fund's Managed Assets (which includes assets attributable to Preferred shares), 0.35% of the next $100 million of the Fund's Managed Assets and 0.30% of the Fund's Managed Assets in excess of $200 million; and (b) starting 5 years after the commencement of the Fund's operations,


--------------------------------------------------------------------------------
14                                                       2004 Semi-Annual Report

================================================================================
Notes to Financial Statements (unaudited) (continued)
================================================================================

50% of the management fee paid by the Fund to CFM net of any waivers. For the six months ended June 30, 2004, AEW waived a portion of their fees pending recoupment of certain costs incurred by CFM in connection with the initial public offering of the Fund.

For the six months ended June 30, 2004, Citigroup Global Markets Inc. ("CGM"), an indirect wholly-owned subsidiary of Citigroup, received brokerage commissions of $250.

All officers but one and one Director of the Fund are employees of Citigroup or its affiliates.

3. Investments

During the six months ended June 30, 2004, the aggregate cost of purchases and proceeds from sales of investments (including maturities of long-term investments, but excluding short-term investments) were as follows:

================================================================================
Purchases                                                             $8,326,519
--------------------------------------------------------------------------------
Sales                                                                  7,230,970
================================================================================

At June 30, 2004, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                      $ 44,810,672
Gross unrealized depreciation                                          (426,240)
--------------------------------------------------------------------------------
Net unrealized appreciation                                        $ 44,384,432
================================================================================

4. Repurchase Agreements

When entering into repurchase agreements, it is the Fund's policy that a custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

5. Taxable Auction Rate Preferred Stock

As of June 30, 2004, the Fund had 2,600 outstanding shares of Taxable Auction Rate Preferred Stock ("TARPS"). The TARPS' dividends are cumulative at a rate determined at an auction and the dividend period is typically seven days. The dividend rates ranged from 1.03% to 1.48% for the six months ended June 30, 2004. At June 30, 2004, the dividend rate was 1.48%.


--------------------------------------------------------------------------------
Real Estate Income Fund Inc.                                                  15

================================================================================
Notes to Financial Statements (unaudited) (continued)
================================================================================

The Fund is required to maintain certain asset coverages with respect to the TARPS. If the Fund fails to maintain these coverages and does not cure any such failure within the required time period, the Fund is required to redeem a requisite number of the TARPS at a redemption price equal to $25,000 per share plus accumulated and unpaid dividends in order to meet the applicable requirement. The TARPS have a liquidation preference of $25,000 per share plus accumulated and unpaid dividends. Additionally, failure to meet the foregoing asset coverage requirements would restrict the Fund's ability to pay dividends to common shareholders.

CGM also currently acts as a broker/dealer in connection with the auction of TARPS. After each auction, the auction agent will pay to each participating broker/dealer, from monies the Fund provides, a participation fee at the annual rate of 0.25% of the purchase price of the TARPS that the broker/dealer places at the auction. For the six months ended June 30, 2004, the Fund incurred auction participation fees of $81,119 for CGM's services as a participating broker/dealer.

6. Swap Contracts

The Fund has entered into interest rate swap agreements with Merrill Lynch Capital Services, Inc. The Fund will record the difference between a predetermined fixed interest rate and the closing value on the One-Month LIBOR. These differences are netted out in a cash settlement made monthly, with the Fund receiving or paying, as the case may be, only the net amount of the two differences. The Fund is exposed to credit loss in the event of nonperformance by the swap counterparty.

As of June 30, 2004, the Fund held the following interest rate swap agreements:

Swap Counterparty:                          Merrill Lynch Capital Services, Inc.
Effective Date:                             11/25/02
Notional Amount:                            $6,500,000
Payments Made by Fund:                      Fixed Rate, 2.9325%
Payments Received by Fund:                  Floating Rate (One-Month LIBOR)
Termination Date:                           11/25/05
Unrealized Depreciation as of 6/30/04:      $(26,645)
                                            ========

Swap Counterparty:                          Merrill Lynch Capital Services, Inc.
Effective Date:                             11/25/02
Notional Amount:                            $26,000,000
Payments Made by Fund:                      Fixed Rate, 3.6335%
Payments Received by Fund:                  Floating Rate (One-Month LIBOR)
Termination Date:                           11/25/07
Unrealized Appreciation as of 6/30/04:      $2,292
                                            ======


--------------------------------------------------------------------------------
16                                                       2004 Semi-Annual Report

================================================================================
Notes to Financial Statements (unaudited) (continued)
================================================================================

Swap Counterparty:                          Merrill Lynch Capital Services, Inc.
Effective Date:                             11/25/02
Notional Amount:                            $19,500,000
Payments Made by Fund:                      Fixed Rate, 4.1170%
Payments Received by Fund:                  Floating Rate (One-Month LIBOR)
Termination Date:                           11/25/09
Unrealized Appreciation as of 6/30/04:      $102,163
                                            ========

At June 30, 2004, the Fund had total unrealized appreciation of $77,810 from swap contracts.

7. Capital Shares

Capital stock transactions were as follows:

                                   Six Months Ended             Year Ended
                                     June 30, 2004          December 31, 2003
                                  -----------------      -----------------------
                                  Shares     Amount      Shares         Amount
================================================================================
Shares issued on reinvestment       --         --        292,538      $4,417,073
================================================================================

8. Additional Information

Citigroup has been notified by the Staff of the Securities and Exchange Commission ("SEC") that the Staff is considering recommending a civil injunctive action and/or an administrative proceeding against Citigroup Asset Management ("CAM"), including its applicable investment advisory companies and Citicorp Trust Bank ("CTB"), an internal transfer agent, relating to the creation and operation of the internal transfer agent unit to serve certain CAM-managed funds. CTB did not provide services to the Fund. This notification arises out of a previously disclosed investigation by the SEC and the U.S. Attorney and relates to CTB's entry in 1999 into the transfer agency business, CAM's retention of, and agreements with an unaffiliated sub transfer agent, the adequacy of the disclosures made to the fund boards that approved the transfer agency arrangements, (including CAM's failure to disclose a related revenue guarantee agreement benefiting CAM and its affiliates), and CAM's operation of and compensation for the transfer agency business. The revenue guarantee described above was terminated in 1999 and CAM will be paying the applicable funds, primarily through fee waivers, a total of approximately $17 million (plus interest) that is the amount of the revenue received by Citigroup relating to the revenue guarantee. The Fund did not implement the contractual arrangement described above and therefore will not receive any portion of the payment. Citigroup is cooperating fully in the investigation and will seek to resolve the matter in discussions with the SEC Staff. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the Fund.


--------------------------------------------------------------------------------
Real Estate Income Fund Inc.                                                  17

================================================================================
Financial Highlights
================================================================================

For a share of capital stock outstanding throughout each year ended December 31, unless otherwise indicated:

                                                         2004(1)         2003      2002(2)(3)
===============================================================================================
Net Asset Value, Beginning of Period                    $  18.21       $  13.95    $  14.30
-----------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income(4)                                  0.74           1.04        0.38
  Net realized and unrealized gain (loss)                  (0.27)          4.96       (0.18)
  Dividends Paid to Taxable Auction Rate Preferred
  Stockholders from net investment income                  (0.04)         (0.08)      (0.03)
-----------------------------------------------------------------------------------------------
Total Income From Operations                                0.43           5.92        0.17
-----------------------------------------------------------------------------------------------
Underwriting Commissions and Expenses for the
  Issuance of Taxable Auction Rate Preferred Stock            --           0.00*      (0.09)
-----------------------------------------------------------------------------------------------
Distributions Paid To Common Stock Shareholders From:
  Net investment income                                    (0.65)         (0.80)      (0.31)
  Net realized gains                                          --          (0.62)      (0.07)
  Capital                                                     --          (0.24)      (0.05)
-----------------------------------------------------------------------------------------------
Total Distributions                                        (0.65)         (1.66)      (0.43)
-----------------------------------------------------------------------------------------------
Net Asset Value, End of Period                          $  17.99       $  18.21    $  13.95
-----------------------------------------------------------------------------------------------
Total Return, Based on Market Price(5)                     (5.33)%++      39.42%      (3.59)%++
-----------------------------------------------------------------------------------------------
Total Return, Based on Net Asset Value(5)                   2.71%++       45.12%       0.69%++
-----------------------------------------------------------------------------------------------
Net Assets, End of Period (millions)                    $    199       $    202    $    150
-----------------------------------------------------------------------------------------------
Ratios to Average Net Assets(6):
  Expenses(4)                                               1.03%+         1.11%       1.11%+
  Net investment income                                     8.15+          6.60        6.66+
-----------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                        3%            27%         13%
-----------------------------------------------------------------------------------------------
Market Price, End of Period                             $  16.00       $  17.57    $  14.01
===============================================================================================

(1)   For the six months ended June 30, 2004 (unaudited).
(2) For the period July 31, 2002 (commencement of operations) to December 31, 2002.
(3) Due to a change in the accounting method that requires the Fund to classify periodic payments made under interest rate swap agreements, certain amounts have been reclassified among net investment income and net realized and unrealized loss in order to conform to the current presentation. Without the effect of these reclassifications, for the period ended December 31, 2002, the amounts for net investment income and net realized and unrealized loss would have been $0.51 and $(0.31), respectively. In addition, the ratio of net investment income to average net assets would have been 8.91%. These reclassifications had no impact on the net asset value of the Fund or the amount and character of distributions.
(4) The Manager has agreed to waive a portion of its management fees for the six months ended June 30, 2004, the year ended December 31, 2003 and the period ended December 31, 2002. In addition, the manager has reimbursed the Fund for $20,000 in expenses for the period ended December 31, 2002. If such fees were not waived and/or expenses reimbursed, the per share decreases to net investment income and the actual expense ratios would have been as follows:

                                                 Expense Ratios Without
            Per Share Decreases to                 Fees Waivers and/or
             Net Investment Income                    Reimbursement
          ---------------------------          ----------------------------
          2004       2003       2002            2004        2003      2002
          -----      -----      -----          ------       -----    ------
          $0.04      $0.07      $0.03          1.45%+       1.55%    1.55%+

(5) The total return calculation assumes that dividends are reinvested in accordance with the Fund's dividend reinvestment plan. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would be reduced.
(6) Calculated on the basis of average net assets of common stock shareholders. Ratios do not reflect the effect of dividend payments to preferred shareholders.
*     Amount represents less than $0.01 per share.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.


--------------------------------------------------------------------------------
18                                                       2004 Semi-Annual Report

================================================================================
Financial Highlights (continued)
================================================================================

The table below sets out information with respect to Taxable Auction Rate Preferred Stock as of December 31, unless otherwise noted:

                                                     2004(1)    2003      2002
================================================================================
Taxable Auction Rate Preferred Stock(2):
  Total Amount Outstanding (000s)                   $ 65,000  $ 65,000  $ 65,000
  Asset Coverage Per Share                           101,594   102,509    82,841
  Involuntary Liquidating Preference Per Share(3)     25,000    25,000    25,000
  Average Market Value Per Share(3)                   25,000    25,000    25,000
================================================================================

(1)   As of June 30, 2004 (unaudited).
(2) On September 30, 2002, the Fund issued 2,600 shares of Taxable Auction Rate Preferred Stock at $25,000 a share.
(3)   Excludes accrued interest or accumulated undeclared dividends.


--------------------------------------------------------------------------------
Real Estate Income Fund Inc.                                                  19

================================================================================
Financial Data (unaudited)
================================================================================

For a share of capital stock outstanding throughout each period:

                                                                      Dividend
                         NYSE           Net Asset       Dividend    Reinvestment
Record Date          Closing Price        Value           Paid          Price
================================================================================
Fiscal Year 2002
  September 24          $13.89           $14.11          $0.1063       $13.83
  October 22             12.57            13.00           0.1063        12.67
  November 25            13.64            13.75           0.1063        13.48
  December 23            13.94            13.82           0.1063        13.54

Fiscal Year 2003
  January 28             13.40            13.34           0.1063        13.07
  February 25            14.13            13.59           0.1063        13.42
  March 25               14.21            14.00           0.1063        13.72
  April 22               14.65            14.75           0.1063        14.46
  May 27                 14.88            15.42           0.1063        15.03
  June 24                14.87            15.33           0.1090        15.02
  July 22                15.02            16.21           0.1090        15.55
  August 26              15.06            16.19           0.1090        15.62
  September 23           15.60            16.86           0.1090        15.72
  October 28             16.56            17.15           0.1090        16.81
  November 24            16.25            17.65           0.1090        17.02
  December 22            16.92            18.02           0.4771        17.52

Fiscal Year 2004
  January 27             17.56            18.71           0.1090        17.86
  February 24            16.82            19.00           0.1090        17.64
  March 23               17.82            19.56           0.1090        18.13
  April 27               15.03            17.33           0.1090        15.45
  May 25                 15.40            17.16           0.1090        15.94
  June 22                15.56            17.91           0.1090        15.98
================================================================================


--------------------------------------------------------------------------------
20                                                       2004 Semi-Annual Report

================================================================================
Additional Shareholder Information (unaudited)
================================================================================

Result of Annual Meeting of Shareholders

The Annual Meeting of Shareholders of Real Estate Income Fund Inc. was held on April 26, 2004, for the purpose of considering and voting upon the election of Directors. The following table provides information concerning the matter voted upon at the Meeting:

1. Election of Directors

                             Common
                             Shares         Common       Preferred     Preferred
                              Voted         Shares        Shares        Shares
Nominees                       For         Withheld         For        Withheld
--------                   ----------      --------      ---------     ---------
Allan J. Bloostein         10,754,570       66,810         2,600           0
R. Jay Gerken              10.754,570       66,810         2,600           0
George M. Pavia            10.754,570       66,810         2,600           0

The following Directors, representing the balance of the Board of Directors, continue to serve as Directors: Dwight B. Crane, Paolo M. Cucchi, Robert A. Frankel, Paul Hardin and William R. Hutchinson.


--------------------------------------------------------------------------------
Real Estate Income Fund Inc.                                                  21

================================================================================
Dividend Reinvestment Plan (unaudited)
================================================================================

Under the Fund's Dividend Reinvestment Plan ("Plan"), a shareholder whose shares of Common Stock are registered in his own name will have all distributions from the Fund reinvested automatically by American Stock Transfer & Trust Company ("AST"), as agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own Common Stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to Fund shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of AST as dividend-paying agent.

If the Fund declares a dividend or capital gains distribution payable either in Common Shares or in cash, shareholders who are not Plan participants will receive cash, and Plan participants will receive the equivalent amount in Common Shares. When the market price of the Common Shares is equal to or exceeds 98% of the net asset value per share of the Common Shares on the Determination Date (as defined below), Plan participants will be issued Common Shares valued at a price equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Determination Date or (b) 95% of the market price per share of the common stock on the Determination Date. The Determination Date is the dividend or capital gains distribution record date or, if that date is not a New York Stock Exchange ("NYSE") trading day, the immediately preceding trading day.

If 98% of the net asset value per share of the Common Shares exceeds the market price of the Common Shares on determination date, the Plan Agent will receive the dividend or distribution in cash and will buy Common Shares in the open market, on the Exchange or elsewhere, for your account as soon as practicable commencing on the trading day following the determination date and terminating no later than the earlier of (a) 30 days after the dividend or distribution payment date, or (b) the record date for the next succeeding dividend or distribution to be made to the Common Shareholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price rises so that it equals or exceeds 98% of the net asset value per share of the Common Shares at the close of trading on the Exchange on the determination date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan agent will cease purchasing Common Shares in the open market and the Fund shall issue the remaining Common Shares at a price per share equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Exchange on the determination date or (b) 95% of the then current market price per share. You may withdraw from the Plan by notifying the Plan Agent in writing at P.O. Box 922, Wall Street Station, New York, New York 10269-0560, by logging


--------------------------------------------------------------------------------
22                                                       2004 Semi-Annual Report

================================================================================
Dividend Reinvestment Plan (unaudited) (continued)
================================================================================

onto your account and following the directions at www.Investpower.com or by calling the Plan Agent at 1-877-366-6441. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any dividend or distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent's investment of the most recently declared dividend or distribution on the Common Shares.

AST will maintain all shareholder accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common Shares in the account of each Plan participant will be held by AST on behalf of the Plan participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

Plan participants are subject to no charge for reinvesting dividends and capital gains distributions. AST's fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges apply with respect to Common Shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in Common Shares or in cash. Each Plan participant will, however, bear a proportionate share of brokerage commissions incurred with respect to open market purchases made in connection with the reinvestment of dividends or capital gains distributions.

Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan also may be amended or terminated by AST, with the Fund's prior written consent, on at least 30 days' written notice to Plan participants. Upon any termination, you will be sent a certificate or certificates for the full Common Shares held for you under the Plan and cash for any fractional Common Shares. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your shares on your behalf. The Plan Agent is authorized to deduct brokerage commissions actually incurred for this transaction from the proceeds. All correspondence concerning the Plan should be directed by mail to American Stock Transfer & Trust Company, 59 Maiden Lane, New York, New York 10038, by logging onto your account and following the directions at www.Investpower.com or by telephone at 1-877-366-6441.

                         ------------------------------

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.


--------------------------------------------------------------------------------
Real Estate Income Fund Inc.                                                  23

                      (This page intentionally left blank.)

[GRAPHIC OMITTED]

   REAL ESTATE
-----------------
 Income Fund Inc.

DIRECTORS

Allan J. Bloostein
Dwight B. Crane
Paolo M. Cucchi
Robert A. Frankel
R. Jay Gerken, CFA
  Chairman
Paul Hardin
William R. Hutchinson
George M. Pavia

OFFICERS

R. Jay Gerken, CFA
President and Chief Executive Officer

Andrew B. Shoup
Senior Vice President and
Chief Administrative Officer

James M. Giallanza*
Chief Financial Officer and Treasurer

Kevin Kennedy
Vice President and Investment Officer

Matthew A. Troxell, CFA
Investment Officer

Andrew Beagley*
Chief Compliance Officer

Kaprel Ozsolak
Controller

Robert I. Frenkel
Secretary and
Chief Legal Officer

----------
* As of August 12, 2004.

            RIT
---------------------------
           Listed
---------------------------
            NYSE
THE NEW YORK STOCK EXCHANGE

INVESTMENT MANAGER

Citi Fund Management Inc.
100 First Stamford Place
Stamford, Connecticut 06902

CUSTODIAN

State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

TRANSFER AGENT

American Stock Transfer & Trust Company
59 Maiden Lane
New York, New York 10038

This report is intended only for the shareholders of the Real Estate Income Fund Inc. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.

Beginning August 31, 2004, information on how the Fund voted proxies relating to portfolio securities during the 12 month period ended June 30, 2004 will be available (1) without charge, upon request, by calling 1-800-451-2010 and (2) on the SEC's website at www.sec.gov.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by telephoning the fund (toll-free) at 1-800-451-2010 and by visiting the SEC's website at www.sec.gov.

REAL ESTATE INCOME
FUND INC.
125 Broad Street
10th Floor, MF-2
New York, New York 10004

FD02814 8/04
04-7071

ITEM 2.  CODE OF ETHICS.

         Not Applicable.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

         Not Applicable.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

         Not applicable.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

         Not applicable.

ITEM 6.  [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         Not applicable.

ITEM 8.  [RESERVED]

ITEM 9.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

         Not applicable.

ITEM 10. CONTROLS AND PROCEDURES.

         (a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

         (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940
               Act) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

         (a)   Not applicable.

         (b)   Attached hereto.

         Exhibit 99.CERT Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

         Exhibit 99.906CERT Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Real Estate Income Fund Inc.

By:   /s/ R. Jay Gerken
      R. Jay Gerken
      Chief Executive Officer of
      Real Estate Income Fund Inc.

Date: September 9, 2004

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:   /s/ R. Jay Gerken
      R. Jay Gerken
      Chief Executive Officer of
      Real Estate Income Fund Inc.

Date: September 9, 2004

By:   /s/ Robert J. Brault
      Robert J. Brault
      Chief Financial Officer of
      Real Estate Income Fund Inc.

Date: September 9, 2004